                                                                   EXHIBIT 10.74

                                            COMERICA BANK-CALIFORNIA
                                            INTERNATIONAL TRADE SERVICES
FAX NO. (310_647-3407                       9920 S. LA CIENEGA BLVD. 11TH FL.
SWIFT: MNBDUS6S LAX                         INGLEWOOD, CA 90301



ADVICE OF LETTER OF CREDIT                  DATE: OCTOBER 29, 2002

                                            COMERICA BANK'S ADVICE NO.
                                            578250 -40

BENEFICIARY:                                ISSUING BANK:
COMERICA BANK - CALIFORNIA                  BANK OF AMERICA, N.A.
INTERNATIONAL DEPT.                         333 SOUTH BEAUDRY AVENUE, 19TH FLR.
9920 S. LA CIENEGA BLVD, 11TH FLOOR         CA9-703-19-09
INGLEWOOD, CA 90301                         LOS ANGELES, CA 90017
                                            L/C NO.  3051683


                                            APPLICANT
                                            MTI TECHNOLOGY CORPORATION
                                            4905 E. LA PALMA AVE.
AMOUNT: 7,000,000.00 USD                    ANAHEIM, CA 92807


DATE AND PLACE OF EXPIRY:
NOVEMBER 30, 2003 BANK OF AMERICA COUNTERS

GENTLEMEN:

AT THE REQUEST OF THE ISSUING BANK WE ARE PLEASED TO ENCLOSE A LETTER OF CREDIT ISSUED IN YOUR FAVOR.

THIS IS SOLELY AN ADVICE OF A LETTER OF CREDIT OPENED BY THE ABOVE-MENTIONED ISSUING BANK, AND CONVEYS NO ENGAGEMENT OR OBLIGATION ON OUR PART BEYOND AUTHENTICATION.

DOCUMENTS MUST CONFORM STRICTLY WITH THE TERMS OF THE ENCLOSED LETTER OF CREDIT. IF YOU ARE UNABLE TO COMPLY WITH ITS TERMS AS STIPULATED OR IF THIS LETTER OF CREDIT IS NOT ACCEPTABLE TO YOU FOR ANY REASON, PLEASE COMMUNICATE WITH THE APPLICANT TO REQUEST AN AMENDMENT.

THIS ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS THERETO MUST BE SUBMITTED TOGETHER WITH ANY DRAWINGS FOR ENDORSEMENT OF ANY PAYMENTS EFFECTED AND/OR FOR CANCELLATION.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION 500.

SPECIAL INSTRUCTIONS.

FOR YOUR CONVENIENCE WE HOLD THE ORIGINAL LETTER OF CREDIT IN OUR FILES.

PLEASE REFER TO OUR FEE SCHEDULE.

                                              /s/ Mark Thorne
                                    -------------------------------------
                                            AUTHORIZED SIGNATURE

FOR INQUIRIES CALL: AMY WONG OR ROMY BOSANCIO AT TEL: 310-417-7774 OR
310-417-7760

(BANK OF AMERICA LOGO)                              COMERICA BANK-CALIFORNIA
                                                    OUR REF. 578250
                                                    This instrument is forwarded
                                                    to you without engagement or
                                                    responsibility on our part.

                                                                          PAGE 1

DATE: OCTOBER 24, 2002

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER: 3051683



     BENEFICIARY                              APPLICANT
COMERICA BANK CALIFORNIA                MTI TECHNOLOGY CORPORATION
INTERNATIONAL DIVISION                  4905 E. LA PALMA AVE.
9920 SOUTH LA CIENEGA BLVD 11TH FLR     ANAHEIM, CA 92807
INGLEWOOD, CA 90301-4423

                                                AMOUNT
                                        NOT EXCEEDING USD 7,000,000.00
                                        NOT EXCEEDING SEVEN MILLION AND
                                        00/100'S US DOLLARS

                                             EXPIRATION
                                        NOVEMBER 30, 2003 AT OUR COUNTERS


WE HEREBY ESTABLISH IN BENEFICIARY'S FAVOR, FOR THE ACCOUNT OF MTI TECHNOLOGY CORPORATION ("CUSTOMER"), OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. 3051683 ("LETTER OF CREDIT"), EFFECTIVE IMMEDIATELY AND EXPIRING ON THE CLOSE OF BANKING BUSINESS AT OUR OFFICE ON NOVEMBER 30, 2003 OR ANY SUCH AUTOMATICALLY EXTENDED EXPIRATION DATE AS PROVIDED HEREIN BELOW. FUNDS UNDER THIS STANDBY LETTER OF CREDIT, ARE AVAILABLE FOR PAYMENT UPON PRESENTATION OF BENEFICIARY'S SIGHT DRAFT(S) DRAWN ON US REFERRING TO THIS STANDBY LETTER OF CREDIT IN AN AMOUNT NOT EXCEEDING THE AVAILABLE AMOUNT (AS DEFINED BELOW) ACCOMPANIED BY EITHER OF THE FOLLOWING:

1. BENEFICIARY'S SIGNED STATEMENT CERTIFYING THAT (A) AN EVENT CONSTITUTING A DEFAULT BY CUSTOMER HAS OCCURRED UNDER THE TERMS OF A LOAN AND SECURITY AGREEMENT EXECUTED BY CUSTOMER OR ANY OTHER AGREEMENT BETWEEN BENEFICIARY AND CUSTOMER AND THAT (B) THE AMOUNT OF SAID SIGHT DRAFT DOES NOT EXCEED THE LESSER OF (I) THE SUM DUE BENEFICIARY UNDER SAID AGREEMENT AND ANY OTHER AGREEMENT BETWEEN BENEFICIARY AND CUSTOMER OR (II) THE INITIAL AMOUNT MINUS THE SUM OF ALL PRIOR DRAWINGS UNDER THIS STANDBY LETTER OF CREDIT (THE "AVAILABLE AMOUNT"); OR

2.   BENEFICIARY'S SIGNED STATEMENT CERTIFYING THAT, ON OR BEFORE THE SIXTY
(60) DAYS PRIOR TO THE EXPIRATION DATE, NEITHER (A) HAS THIS STANDBY LETTER OF CREDIT BEEN EXTENDED FOR A TERM OF NOT LESS THAN TWELVE (12) MONTHS, NOR (B) HAS BENEFICIARY RECEIVED A SUBSTITUTE IRREVOCABLE STANDBY LETTER OF CREDIT IN AN AMOUNT, FORM, WITH AN EXPIRATION DATE, AND ISSUED BY AN INSTITUTION SATISFACTORY TO BENEFICIARY.

BENEFICIARY'S STATEMENT PRESENTED UNDER THIS LETTER OF CREDIT MAY BE MADE BY AUTHENTICATED SWIFT/TELEX TO US AT OUR SWIFT ADDRESS SCFAUS6S AND OUR TELEX NO. MCI167652. IN WHICH CASE, PRESENTATION OF A DRAFT WILL NOT BE REQUIRED. HOWEVER, THE NAME AND CAPACITY OF THE AUTHORIZED REPRESENTATIVE MUST BE INDICATED IN THE MESSAGE.

THIS ORIGINAL STANDBY LETTER OF CREDIT SHALL BE SURRENDERED TO US WITH ANY SIGHT DRAFT(S) IN WHICH THE PAYMENT WOULD CAUSE THE AVAILABLE AMOUNT TO EQUAL ZERO.

WE HEREBY ENGAGE WITH THE BENEFICIARY THAT ANY DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT WILL BE DULY HONORED BY PAYMENT TO BENEFICIARY WITHIN 3 BUSINESS DAYS AFTER RECEIPT OF DOCUMENTS IN SAME DAY FUNDS TO AN ACCOUNT DESIGNATED BY BENEFICIARY IN THE SIGHT DRAFT(S) IF PRESENTED TO US AT OUR OFFICE AT BANK OF AMERICA, N.A., 333
S. BEAUDRY AVENUE, 19TH FLOOR, LOS ANGELES, CA 90017, ATTN: STANDBY LETTER OF CREDIT DEPT., (DURING NORMAL BANKING HOURS) ON OR BEFORE THE CLOSE OF BANKING BUSINESS ON THE EXPIRATION DATE.

                                    ORIGINAL

Bank of America, R. A. Trade Corporation
Mail Order: CA9-703-19-09
333 S. Beaudry Avenue, 19th Floor, Los Angeles, CA 90017

[BANK OF AMERICA LETTERHEAD]

                                                                         PAGE: 2

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER: 3051683

UPON THE EARLIER OF (I) THE DATE ANY PAYMENT BY US OF A DRAFT DRAWN UNDER THIS STANDBY LETTER OF CREDIT CAUSES THE AVAILABLE AMOUNT TO EQUAL ZERO; OR (II) THE SURRENDER TO US BY BENEFICIARY OF THIS STANDBY LETTER OF CREDIT AND A LETTER AUTHORIZING US TO CANCEL, THIS STANDBY LETTER OF CREDIT SHALL AUTOMATICALLY TERMINATE.

PARTIAL DRAWINGS AND MULTIPLE DRAWINGS UNDER THIS STANDBY LETTER OF CREDIT ARE PERMISSABLE.

THIS LETTER OF CREDIT IS TRANSFERABLE SUCCESSIVELY, IN ITS ENTIRETY, UP TO THE THEN AVAILABLE AMOUNT. TRANSFER OF THIS LETTER OF CREDIT IS SUBJECT TO OUR CONSENT AND OUR RECEIPT OF BENEFICIARY'S INSTRUCTIONS IN THE FORM ATTACHED HERETO AS EXHIBIT A ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND AMENDMENT(S) IF ANY, COSTS OR EXPENSES OF SUCH TRANSFER SHALL BE FOR THE ACCOUNT OF THE APPLICANT.

IF ANY DRAWING PRESENTED UNDER THIS LETTER OF CREDIT DOES NOT IN ANY INSTANCE CONFORM TO THE TERMS AND CONDITIONS HEREOF, WE HEREBY AGREE TO GIVE THE BENEFICIARY NOTICE OF THE NON-CONFIRMING PRESENTATION WITHIN THREE (3) BUSINESS DAYS FROM THE DATE OF PRESENTATION.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT THE EXPIRATION DATE SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A PERIOD OF ONE YEAR FROM EACH SUCCESSIVE EXPIRATION DATE, UNLESS AT LEAST SIXTY (60) DAYS BEFORE THE THEN CURRENT EXPIRATION DATE, WE SHALL NOTIFY YOU IN WRITING BY REGISTERED MAIL (RETURN RECEIPT REQUESTED), OVERNIGHT COURIER OR AUTHENTICATED SWIFT MT799 THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN CURRENT EXPIRATION DATE.

EXCEPT AS EXPRESSLY STATED HEREBY THIS IRREVOCABLE STANDBY LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500, AND AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS TRANSACTION, PLEASE CALL 213-345-0153.



/S/ MANUEL BANUELOS                               /S/ LAWRENCE BANALES
--------------------------                        ---------------------------
AUTHORIZED SIGNATURE                              AUTHORIZED SIGNATURE

MANUEL BANUELOS                                   LAWRENCE BANALES



                                    ORIGINAL


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